SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15 (D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 22, 2000

                        THE MAJESTIC STAR CASINO, LLC
                   THE MAJESTIC STAR CASINO CAPITAL CORP.
           (Exact name of registrant as specified in its charter)

    Indiana                                          43-1664986
    Indiana               333-06489                  35-2100872
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(State or other       (Commission File            (I.R.S. Employer
jurisdiction of            Number)               Identification No.)
incorporation or
organization)

One Buffington Harbor Drive, Gary, Indiana            46406-3000
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(Address of Principal Executive Offices)              (Zip Code)

Registrant's telephone number, including area code: (219) 977-7823

                                     N/A
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        (Former Name or Former Address, if Changed Since Last Report)
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)     Financial Statements.
                None

        (b)     Pro Forma Financial Information.
                None

        (c)     Exhibits
                99.1     Press Release, dated December 5, 2000

Item 9.  Regulation FD Disclosure.

        Majestic Star Casino, LLC, announced on December 5, 2000, that wholly-owned subsidiary, Majestic Investor, LLC, entered into a definitive purchase agreement with Fitzgeralds Gaming Corporation to purchase three casinos presently owned by Fitzgeralds Gaming and located in Las Vegas, Nevada, Tunica, Mississippi and Black Hawk, Colorado. A copy of the press release is attached to this report.

                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

December 6, 2000

THE MAJESTIC STAR CASINO, LLC

By: Barden Development Inc., Manager

By: /S/ MICHAEL E. KELLY
    Michael E. Kelly, Vice President and Chief Operating Officer


THE MAJESTIC STAR CASINO CAPITAL CORP.

By: /S/ MICHAEL E. KELLY
    Michael E. Kelly, Vice President and Chief Operating Officer

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                                EXHIBIT INDEX

No.     Description

99.1    Press Release, dated December 5, 2000